10.5 Loan Agreement relating to the Paranasan Financing between the state of Parana and Japan Bank for International Cooperation

                                                                    EXHIBIT 10.5


                                                                      RESTRICTED
                                                                         COPY

                                                                          14

LOAN AGREEMENT NO. BZ-P13

                                 LOAN AGREEMENT

                                      For

                 PARANA STATE ENVIRONMENTAL IMPROVEMENT PROJECT

                                    Between

                 THE OVERSEAS ECONOMIC COOPERATION FUND, JAPAN

                                      And

                          THE STATE OF PARANA, BRAZIL

                             Dated January 8, 1998

                               Table of Contents

Article I         Loan

      Section 1.  Amount and Purpose of Loan
      Section 2.  Use of Process of Loan

Article II        Repayment and Interest

      Section 1.  Repayment of Principal
      Section 2.  Interest and Method of Payment thereof

Article III       Particular Covenants

      Section 1.  General Terms and Conditions
      Section 2.  Guarantee for Loan
      Section 3.  Procurement Procedure
      Section 4.  Disbursement Procedure
      Section 5.  Administration of Loan
      Section 6.  Notices and Requests

      Schedule 1        Description of Project
      Schedule 2        Allocation of Proceeds of loan
      Schedule 3        Amortization Schedule
      Schedule 4        Procurement Procedure
      Schedule 5        Commitment Procedure
      Schedule 6        Reimbursement Procedure
      Schedule 7        Transfer Procedure

      Loan Agreement No. BZ-P13 dated January 8, 1998, between THE OVERSEAS ECONOMIC COOPERATION FUND and THE STATE OF PARANA

      In the light of the contents of the Exchange of Notes between the Government of Japan and the Government of the Federative Republic of Brazil dated August 28, 1996, concerning Japanese loans to be extended with a view to promoting development efforts and strengthening the economic stabilization of the Federative Republic of Brazil, and the friendly relations between the two countries,

      THE OVERSEAS ECONOMIC COOPERATION FUND (hereinafter referred to as "the Fund" and THE STATE OF PARANA (hereinafter referred to as "the Borrower") herewith conclude the following Loan Agreement (hereinafter referred to as "the Loan Agreement", which includes all agreements supplemental hereto).

                                   Article I

                                      Loan

Section 1. Amount and Purpose of Loan

      The Fund agrees to lend the Borrower an amount not exceeding TWENTY THREE BILLION SIX HUNDRED EIGHTY SIX MILLION Japanese Yen (Yen23,686,000,000) as principal for the implementation of the Parana State Environmental Improvement Project described in Schedule I attached hereto (hereinafter referred to as "the Project"), on the terms and conditions set forth in the Loan Agreement and in accordance with the relevant laws and regulations of Japan (hereinafter referred to as "the Loan"), provided, however, that when the cumulative total of disbursements under the Loan Agreement reaches the said limit, the Fund shall make no further disbursements.

                                                                       Section 2

Section 2. Use of Proceeds of Loan

(1) The Borrower shall cause the proceeds of the Loan to be used for the purchase of eligible goods and services necessary for the implementation of the Project from suppliers, contractors or consultants (hereinafter collectively referred to as "the Supplier(s)") of the eligible source countries described in Schedule 4 attached hereto (hereinafter referred to as "the Eligible Source Country(ies)" in accordance with the allocation described in Schedule 2 attached hereto.

(2) The final disbursement under the Loan Agreement shall be made not later than the same day and month eight (8) years after the effective date of the Loan Agreement, and no further disbursement shall be made by the Fund thereafter, unless otherwise agreed upon between the Fund and the Borrower, who shall forward to the Fund the written Agreement of the Federative Republic of Brazil (hereinafter referred to as "the Guarantor").

                                   Article II

                             Repayment and Interest

Season 1. Repayment of Principal

      The Borrower shall repay the principal of the Loan to the Fund in accordance with the Amortization Schedule set forth in Schedule 3 attached hereto.

Section 2. Interest and Method of Payment thereof

(1) The Borrower shall pay interest to the Fund semi-annually at the rate of four percent (4.0%) per annum on principal corresponding to categories
      (a), (b) and (c) below disbursed (hereinafter referred to as "Principal
      (I)") and outstanding:

      (a) Principal disbursed out of the proceeds of the Loan allocated to Category (A) (provided for in Section 1 of Schedule 2, attached hereto);

      (b) Service charges disbursed out of the proceeds of the Loan with respect to the disbursement of (1) (a) above;

      (c) Any principal reallocated from Category (C) (provided for in Section 1 of Schedule 2, attached hereto) and disbursed with respect to (1)
            (a) or (1) (b) above.

                                                                         (2) The

(2) The Borrower shall pay interest to the Fund semi-annually at the rate of two and three tenth percent (2.3%) per annum on the principal corresponding to categories (a), (b) and (c) below disbursed (hereinafter referred to as "Principal (II)") and outstanding:

      (a) Principal disbursed out of the proceeds of the Loan allocated to Category (B) (provided for in Section 1 of Schedule 2, attached hereto);

      (b) Service charges disbursed out of the proceeds of the Loan with respect to the disbursement of (2) (a) above;

      (c) Any principal reallocated from Category (C) (provided for in Section 1 of Schedule 2, attached hereto) and disbursed with respect to (2)
            (a) or (2) (b) above.

(3) The Borrower shall pay to the Fund on January 20 of each year the interest that has accrued up to January 19 of that year from July 20 of the preceding year, and on July 20 of each year the interest that has accrued up to July 19 from January 20 of that year, provided that, prior to the date of the final disbursement of the proceeds of the Loan, the Borrower shall pay to the Fund on February 20 of each year the interest that has accrued up to January 19 of that year from July 20 of the preceding year, and on August 20 of each year the interest that has accrued up to July 19 from January 20 of that year.

                                  Article III

                              Particular Covenants

Section 1. General Terms and Conditions

      Other terms and conditions generally applicable to the Loan Agreement shall be set forth in the Fund's General Terms and Conditions, dated November, 1987, with the following supplemental stipulations (hereinafter referred to as "the General Terms and Conditions");

(1) The term "principal" wherever mentioned in the General Terms and Conditions shall be replaced by "Principal (I) and Principal (II)";

(2) When the Borrower makes repayment of principal or payment of interest or other charges without specifying the order of appropriation, the Fund may decide the order of appropriation among principal, interest or other charges for Principal (I) or Principal (II).

                                                            (3) After a contract

(3) After a contract is determined to be eligible for the Fund's financing, the name of the Supplier(s) and the amount of the contact may be made public by the Fund.

(4) The Loan Agreement shall be executed in triplicate in the English language, each copy being considered to be an original, one for the Fund, one for the Borrower and one for the Guarantor.

(5) Section 3.05. of the General Terms and Conditions shall be disregarded and replaced by the following provision:

      "Should repayment of principal or payment of interest or any other charges required under the Loan Agreement be delayed the interest specified in
      Section 3.06. shall cease to accrue on such overdue amount of principal on and after the due date and an overdue charge calculated at a rate of one percent (1%) per annum over and above the interest rate specified in the Loan Agreement shall be payable on the overdue amount of principal, interest or other charges for a period from the due date to the day immediately preceding the day of actual payment thereof, both inclusive."

(6) Section 6.05. of the General Terms and Conditions shall be disregarded and replaced by the following provision:

      "Regarding repayment of principal and payment of interest or any other charges required under the Loan Agreement, the Borrower and the Guarantor, if any, shall undertake not to treat debts to the Fund lose favorably than any other than short-term debts, and the agreements (as amended from time to time) implementing the Federative Republic of Brazil-1992 Financing Plan, dated November 29, 1993".

(7) Section 8.08. of the General Terms and Conditions shall be disregarded and replaced by the following provision:

      "If within thirty (30) days of the sending of the Award documents to the parties, the Award shall not have been complied with, a party may require judgement upon the Award or institute proceedings for enforcement of the Award against the party with obligations to it under the Award in any court of competent jurisdiction, provided that nothing contained in this Agreement constitutes, under Japanese Law, a contractual consent by the Federative Republic of Brazil to the jurisdiction of any court outside Brazil except to the extent necessary to obtain judicial recognition of an arbitral award, including any proceeding required for the purposes of converting an arbitral award into a judgement. However, no other interference, legal or otherwise, with the enforcement of the Award shall be attempted."

                                                                      Section 2.

Section 2. Guarantee for Loan

      The Borrower shall, in accordance with Section 7.01. of the General Terms and Conditions, cause a Guarantee for the Loan (hereinafter referred to as "the Guarantee") executed by the Guarantor to be given to the Fund immediately after the execution of the Loan Agreement.

Section 3. Procurement Procedure

      The guidelines for procurement and for the employment of consultants mentioned in Section 4.01. of the General Terms and Conditions shall be as stipulated in Procurement Procedure attached hereto as Schedule 4.

Section 4. Disbursement Procedure

      The disbursement procedure mentioned in Section 5.01. of the General Terms and Conditions shall be as follows:

(1) Commitment Procedure attached hereto as Schedule 5 shall apply in cases of disbursements to the Supplier(s) of the Eligible Source Countries other than the Federative Republic of Brazil with respect to the portion of contracts stated in a currency other than that of the Federative Republic of Brazil.

(2) Reimbursement Procedure attached hereto as Schedule 6 shall apply in cases of disbursements to the Supplier(s) of the Federative Republic of Brazil, and to the Supplier(s) of the Eligible Source Countries other than the Federative Republic of Brazil with respect to the portion of contracts stated in the currency of the Federative Republic of Brazil.

(3) Notwithstanding the provision of the paragraph (2) mentioned above. Transfer Procedure attached hereto as Schedule 7 may apply in cases of disbursements to the Supplier(s) of the Federative Republic of Brazil, and to the Supplier(s) of the Eligible Source Countries other than the Federative Republic of Brazil with respect to the portion of contracts stated in the currency of the Federative Republic of Brazil.

                                                                      Section 5.

Section 5. Administration of Loan

(1) The Borrower shall authorize Companhia de Saneamento do Parana (hereinafter referred to as "the Executing Agency") to implement the Project.

(2) The Borrower shall cause the Executing Agency to employ consultants for the implementation of the Project.

(3) Should the funds available from the proceeds of the Loan be insufficient for the implementation of the Project, the Borrower shall make arrangements promptly to provide such funds as shall be needed.

(4) The Borrower shall at all times operate and maintain, or cause to be operated and maintained, any facilities relevant to the Project, and promptly as needed, make or cause to be made all necessary repairs and replacements thereof.

(5) The Borrower shall cause the Executing Agency to furnish the Fund with progress reports for the Project on a quarterly basis (as of March, June, September and December of each year) until the Project is completed, in such form and in such detail as the Fund may reasonably request.

(6) Promptly, but in any event not later than six (6) months after completion of the Project, the Borrower shall cause the Executing Agency to furnish the Fund with a project completion report in such form and in such detail as the Fund may reasonably request.


                                                                      Section 6.

Section 6. Notices and Requests

      The following addresses are specified for the purpose of Section 9.03. of the General Terms and Conditions:

For the Fund

            Postal address: THE OVERSEAS ECONOMIC COOPERATION FUND
                            Edificio Torre Rio Sul.
                            Rua Lauro Muller, 116/3505
                            Botafogo,
                            Rio de Janeiro-RJ-CEP 22290-160 BRASIL
            Attention:      Chief Representative
            Fax:            55-21-295-7840

For the Borrower

            Postal address: GOVERNO DO ESTADO DO PARANA
                            Praca Nossa Senhora de Salete s/n(0)
                            Centro Civico-CEP 80.530-914
                            Curitiba-PR-Brasil
            Attention:      Governador do Estado do Parana
            Fax:            55-41-243-4453/55-41-342-3762

For the Executing Agency

            Postal address: COMPANHIA DE SANEAMENTO DO PARANA
                            Rua Engenheiros Reboucas, 1376
                            Curitiba-Parana-Brazil 80215-100
            Attention:      Presidente
            Fax:            55-41-225-7878

      If the above addressee and/or names are changed, the party concerned shall immediately notify the other party hereto in writing of the new addressee and/or names.

                                                                      IN WITNESS

      IN WITNESS WHEREOF, the Fund and the Borrower, acting through their duly authorized representatives, have caused the Loan Agreement to be duly executed in their respective names and delivered at the office of THE OVERSEAS ECONOMIC COOPERATION FUND, Chiyoda-ku, Tokyo, Japan, as of the day and year first above written.

For                                     For

THE OVERSEAS ECONOMIC                   THE STATE OF PARANA
CORPORATION FUND


/s/ Akira Nishigaki                     /s/ Jaime Lerner
----------------------------------      ----------------------------------------
AKIRA NISHIGAKI                         JAIME LERNER
President                               Governor of the State of Parana
Chairman of the Board

                                   Schedule I

                             Description of Project

Section 1. Outline of the Project

(1)   Objective

      To improve water supply system, sewerage system and agrotoxic waste management system, in order to improve social environment of the project area

(2)   Location

      Curitiba Metropolitan Area (hereinafter referred to as "CMA" and Coastal area for the water supply and sewerage system. All over the state for the agrotoxic waste management system

(3)   Executing Agency

      Companhia de Saneamento do Parana (SANEPAR).

(4)   Scope of Work

      (a)   Water supply system construction component

            (i)   Construction of water supply system in CMA

            (ii)  Construction of water supply system in coastal area

      (b)   Sewerage system construction component

            (i)   Construction of sewerage system in CMA

            (ii)  Construction of sewerage system in coastal area

      (c) Water supply and sewerage system construction component in Areas of Influence

      (d)   Agrotoxic waste management system construction component

      (e)   Consulting services

      The proceeds of the Loan are available for items (a) through (e).

      Any balance remaining on the aforementioned item and all other items are to be financed by the Borrower.

                                                                      Section 2.

Section 2. Estimated annual fund requirements are as shown below.

             Calendar Year       For the Loan         For the project

                                 (in million          (in million
                                 Japanese Yen)        Japanese Yen)
                  1998                 1,800                3,000
                  1999                 2,633                4,388
                  2000                 5,807                9,679
                  2001                 5,861                9,768
                  2002                 4,591                7,651
                  2003                 2,994                4,989

                                      ------               ------

                  Total               23,686               39,476

            Disbursement of the proceeds of the Loan shall be made within the limit of the Japanese Government's annual budgetary appropriations for the Fund.

Section 3. The Project is expected to be completed by the end of 2003.

                                   Schedule 2


                         Allocation or Proceeds of Loan

Section 1. Allocation

                           Amount of the Loan           % of expenditure
                                  Allocated             to be financed
                          (in million Japanese Yen)
(A) Construction Works                   17,468                     65

(B) Consulting Services                   4,055                    100

(C) Contingencies                         2,163                     --

                                         ------

                  Total                  23,686

      Note: Items not eligible for financing are as shown below

            (a) General administration expenses
            (b) Taxes and Duties
            (c) Purchase of land and other real property
            (d) Compensation
            (e) Other indirect items

            With regard to disbursement in each Category, the amount disbursed shall be calculated from the eligible expenditure by multiplying with the percentage of respective Category stipulated in this Section, unless otherwise agreed upon between the Fund and the Borrower.

                                                                      Section 2.

Section 2. Reallocation upon change in cost estimates

(1)   If the estimated cost of items included in any of Categories (A) and/or
      (B) shall decrease, the amount then allocated to, and no longer required for, such Category will be reallocated by the Fund to Category (C).

(2)   If the estimated cost of items included in any of Categories (A) and/or
      (B) shall increase, the amount equal to the portion, if any, of such increase to be financed out of the proceeds of the Loan, will be allocated by the Fund, at the request of the Borrower, to such Category from Category (C), subject, however, to the Funds consideration on the necessities for contingencies in respect of the cost of items in the other Category.

                                   Schedule 3

                             Amortization Schedule

1. Payment of Principal (I)

Due Date                                                             Amount
                                                               (in Japanese Yen)
On January 20, 2005                                              530,588,000

On each January 20 and July 20                                   530,567,000
      beginning July 20, 2005
      through January 20, 2023

2. Payment of Principal (II)

Due Date                                                             Amount
                                                               (in Japanese Yen)
On January 20, 2008                                              109,616,000

On each January 20 and July 20                                   109,594,000
      beginning July 20, 2005
      through January 20, 2023

3. Total of Payment (I) + (II)

Due Date                                                             Amount
                                                               (in Japanese Yen)
On January 20, 2005                                              640,204,000

On each January 20 and July 20                                   640,161,000
      beginning July 20, 2005
      through January 20, 2023

                                   Schedule 4

                             Procurement Procedure

Section 1. Guidelines to be used for procurement under the Loan

(1) Procurement of all goods and services, except consulting services to be financed out of the proceeds of the Loan shall be in accordance with Guidelines for Procurement under OECF Loans dated November, 1987 (hereinafter referred to as "the Procurement Guidelines").

(2) Employment of consultants to be financed out of the proceeds of the Loan shall be in accordance with Guidelines for the Employment of Consultants by OECF dated November, 1987 (hereinafter referred to as "the Consultant Guidelines").

Section 2. Eligible Source Countries

      The Eligible Source Countries for procurement of all goods and services, including consulting services, to be financed out of the proceeds of the Loan are all countries and areas.

Section 3. The Fund's review of decisions relating to procurement of goods and services (except consulting services)

      The following procedure shall, in accordance with Section 4.02 of the General Terms and Conditions, be subject to the Fund's review and concurrence.

(1) With regard to any contract the value of which is estimated to be not less than five hundred million Japanese Yen (Yen500,000,000.):

(a) If the Borrower wishes to adopt procurement procedures other than International Competitive Bidding, the Borrower itself or through the Executing Agency shall submit to the Fund a Request for Review of Procurement Method(s) (as per Form No. 1 attached hereto). The Fund shall inform the Borrower or the Executing Agency on behalf of the Borrower its concurrence by means of a Notice regarding Procurement Method(s).

                                                                      (b) Before

(b) Before advertisement and/or notification of prequalification, the Borrower itself or through the Executing Agency shall submit to the Fund, for its review and concurrence, the Prequalification Documents, together with a Request for Review of Prequalification Documents. When the Fund has no objection to the said documents, the Fund shall inform the Borrower or the Executing Agency on behalf of the Borrower accordingly by means of a Notice regarding Prequalification Documents. Any further modification of the said documents by the Borrower itself or through the Executing Agency requires prior concurrence by the Fund

(c) When the prequalified firms have been selected, the Borrower itself or through the Executing Agency shall submit to the Fund, for its review and concurrence, a list of those firms and a report on the selection process with the reason for the choice made, attaching all relevant documents, together with a Request for Review of Result of Prequalification. When the Fund has no objection to the said documents, the Fund shall inform the Borrower or the Executing Agency on behalf of the Borrower accordingly by means of a Notice regarding Result of Prequalification.

(d) Before inviting bids, the Borrower itself or through the Executing Agency shall submit to the Fund, for its review and concurrence, the notices and instructions to bidders, bid form, proposed draft contract, specifications drawings and all other documents related to the bidding, together with a Request for Review of Tender Documents. When the Fund has no objection to the said documents, the Fund shall inform the Borrower or the Executing Agency on behalf of the Borrower accordingly by means of a Notice regarding Tender Documents. When the Borrower itself or through the Executing Agency wishes to make any subsequent alteration to any of the said documents the Fund's concurrence is to be obtained before the documents are sent to prospective bidders.

(e) Before sending a notice of award to the successful bidder, the Borrower itself or through the Executing Agency shall submit to the Fund, for its review and concurrence, the analysis of bids and proposal for award, together with a Request for Review of Analysis of Bids and Proposal for Award. When the Fund has no objection to the said documents, the Fund shall inform the Borrower or the Executing Agency on behalf of the Borrower accordingly by means of a Notice regarding Analysis of Bids and Proposal for Award.

                                                                        (f) When

(f) When, as provided for in Section 5.10 of the Procurement Guidelines, the Borrower itself or through the Executing Agency wishes to reject all bids or to negotiate with one or two of the lowest bidders with a view to obtaining a satisfactory contract, the Borrower itself or through the Executing Agency shall inform the Fund of its reasons, requesting the Fund's prior review and concurrence. When the Fund has no objection, it shall inform the Borrower or the Executing Agency on behalf of the Borrower of its concurrence. In the case of re-bidding, all subsequent procedures shall be made substantially in accordance with the above-mentioned sub-paragraphs (a) through (e).

(g) Promptly before executing a contract, the Borrower itself or through the Executing Agency shall submit to the Fund, for its review and concurrence, a certified copy of the Draft of the Contract, together with a Request for Review of the Draft of the Contract (as per Form No. 2 attached hereto). When the Fund determines the contract to be consistent with the Loan Agreement, the Fund shall inform the Borrower or the Executing Agency on behalf of the Borrower accordingly by means of a Notice regarding the Draft of the Contract which will be effective upon the receipt of a Report on the Execution of the contract. Promptly after executing a contract the Borrower itself or through the Executing Agency shall send to the Fund a Report on the Execution of the Contract with a duly certified copy of the contract (as per Form No. 4 attached hereto).

(h) Any modification or cancellation of the contract reviewed by the Fund shall require the prior written concurrence of the Fund thereto, provided, however, that any change which does not constitute an important modification of the contract and which does not affect the contract price shall not require such concurrence of the Fund.

(2) With regard to any contract the value of which is estimated to be less than five hundred million Japanese Yen (Yen500,000,000.):

(a) Promptly before executing a contract, the Borrower itself or through the Executing Agency. shall submit to the Fund, for its review and concurrence a certified copy of the Draft of the Contract together with the Request for Review of the Draft of the Contract (as per Form No. 2 attached hereto). When the Fund determines the Draft of the Contract to he consistent with the Loan Agreement, the Fund shall inform the Borrower or the Executing Agency on behalf of the Borrower accordingly by means of a Notice regarding the Draft of the Contract which will be effective upon the receipt of the Report on the Execution of the contract. Promptly after executing a contract the Borrower itself or through the Executing Agency shall send to the Fund a Report on the Execution of the Contract with a duly certified copy of the contract (as per Form No. 4 attached hereto).

                                                                         (b) Any

(b) Any modification or cancellation of a contract reviewed by the Fund shall require the prior written concurrence of the Fund thereto, provided, however, that any change which does not constitute an important modification of the contract and which does not affect the contract price shall not require such concurrence of the Fund.

Section 4. The Fund's review of decisions relating to employment of consultants

(1) With reference to Section 4.02 of the General Terms and Conditions, the following procedures shall be subject to the Fund's review and concurrence.

(a) Before proposals are invited from consultants, the Borrower itself or through the Executing Agency shall submit to the Fund, for the its review and concurrence, the Terms of Reference, Short List of Consultants and Letter of Invitation. together with a Request for Review of these documents. When the Fund has no objection to the said documents, the Fund shall inform the Borrower or the Executing Agency on behalf of the Borrower accordingly by means of a Notice regarding the Terms of Reference, Short List of Consultants and Letter of Invitation. Any further modification of the said documents by the Borrower itself or through the Executing Agency requires the prior concurrence of the Fund.

(b) Before inviting the highest-ranked consultant to enter on contract negotiations, the Borrower itself or through the Executing Agency shall submit to the Fund, for its review and concurrence, the results of its evaluation of proposals received, together with a Request for Review of Evaluation Report on Consultants' Proposals. When the Fund has no objection to the said documents, the Fund shall inform the Borrower or the Executing Agency on behalf of the Borrower accordingly by means of a Notice regarding Evaluation Report on Consultants' Proposals.

(c) When, as provided for in Section 3.07 (2) of the Consultant Guidelines, the Borrower itself or through the Executing Agency wishes to terminate the contract negotiations with the highest-ranked consultant and invite the second-ranked consultant to enter on negotiations, the Borrower itself or through the Executing Agency shall, in advance, inform the Fund of this fact, stating its reasons for the Fund's reference.

                                                                          (d) If

(d) If the Borrower wishes, as provided for in Section 3.01 (2) of the Consultant Guidelines, to employ a specific consultant, the Borrower itself or through the Executing Agency shall inform the Fund in writing of its reasons, for its review and concurrence, together with the Letter of Invitation and Terms of Reference. After obtaining the concurrence of the Fund, the Borrower itself or through the Executing Agency may send the Letter of Invitation and Terms of Reference to the Consultant concerned. If the Borrower itself or through the Executing Agency finds the proposal of the consultant to be satisfactory, it may then negotiate the conditions (including the financial terms) of the contract.

(e) Promptly before executing a contract, the Borrower itself or through the Executing Agency shall submit to the Fund, for its review and concurrence, a certified copy of the Draft of the Contract, together with a Request for Review of the Draft of the Contract (as per Form No. 3 attached hereto). When the Fund determines the Draft of the Contract to be consistent with the Loan Agreement, the Fund shall inform the Borrower or the Executing Agency on behalf of the Borrower accordingly by means of a Notice regarding the Draft of the Contract which will be effective upon the receipt of a Report on the Execution of the Contract. Promptly after executing a contract, the Borrower itself or through the Executing Agency shall send to the Fund a Report on the Execution of the Contract with a duly certified copy of the contract (as per Form No. 4 attached hereto).

(f) Any modification or cancellation of a contract reviewed by the Fund shall require the prior written concurrence of the Fund thereto, provided, however, that any change which does not constitute an important modification of the contract and which does not affect the contract price shall not require such concurrence of the Fund.

                                                                      Form No. 1

                                                             Date:
                                                          Ref. No.

THE OVERSEAS ECONOMIC COOPERATION FUND
South America Regional Office

Attention:  Chief Representative

Gentlemen:

REQUEST FOR REVIEW OF PROCUREMENT METHOD(S)

Reference: Loan Agreement No. BZ-P13, dated January 8, 1998, for Parana State
           Environmental Improvement Project.

      In accordance with the relevant provisions of the Loan Agreement under reference, we hereby submit for your review the Procurement Method(s) as per attached sheet.

      We should be grateful if you would notify us of your concurrence.

                                   Very truly yours,

                              For:
                                  ------------------------------------
                                  (Name of the Borrower or the Executing Agency)


                              By:
                                  ------------------------------------
                                  (Authorized Signature)

                                                      Attached Sheet No. _______

1.    Name of the Project

2.    Method(s) of Procurement

      (       ) Limited International Bidding

      (       ) International Shopping

      (       ) Direct Contracting

      (       ) Others (       )

3.    Reasons for Selection of Method(s) of Procurement in detail

      (For example: technical considerations, economic factors, experiences and capabilities)

4.    Name and Nationality of the Supplier

      (in the cases of Limited International Bidding and Direct Contracting)

5.    Estimated Contract Amount

      Foreign Currency

      Local Currency

6.    Main Items Covered by the Contract


7.    Type of Contract

      (       ) Turnkey Contract

      (       ) Procurement of Goods/Equipment/Materials

      (       ) Civil Works Contract

      (       ) Procurement of Services

      (       ) Others

8.    Schedule

      i)    Date of Execution of Contract

      ii)   Shipping Date and/or Date for Commencement of Works/Services

      iii)  Completion Date (for delivery or construction)

                                                                      Form No. 2

                                                             Date:
                                                          Ref. No.

THE OVERSEAS ECONOMIC COOPERATION FUND
South America Regional Office

Attention:  Chief Representative

Gentlemen:

REQUEST FOR REVIEW OF THE DRAFT OF THE CONTRACT

      In accordance with the relevant provisions of the Loan Agreement No. BZ-P13, dated January 8, 1998, we hereby submit for your review a certified copy of the Draft of the Contract attached hereto. The details of the Draft of the Contract are as follows:

            1.    Name and Nationality of the Supplier: _____________________

            2.    Name of the Purchaser: _____________________

            3.    Contract Price: _____________________

            4. Amount of Financing Applied for: _____________________ (representing ____ % of eligible expenditure)

            5.    Description and origin of the goods: _____________________

      We should be grateful if you would notify us of your concurrence to the Draft of the Contract by sending us a Notice regarding the Draft of the Contract.

                                   Very truly yours,

                              For:
                                  ------------------------------------
                                  (Name of the Borrower or the Executing Agency)


                              By:
                                  ------------------------------------
                                  (Authorized Signature)

                                                                      Form No. 3

                                                             Date:
                                                          Ref. No.

THE OVERSEAS ECONOMIC COOPERATION FUND
South America Regional Office

Attention:  Chief Representative

Gentlemen:

REQUEST FOR REVIEW OF THE DRAFT OF THE CONTRACT

      In accordance with the relevant provisions of the Loan Agreement No. BZ-P13, dated January 8, 1998, we hereby submit for your review a certified copy of the Draft of the Contract attached hereto. The details of the Draft of the Contract are as follows:

            1. Name and Nationality of the Consultant: _________________

            2. Name of the Purchaser: _________________

            3. Contract Price: _________________

            4. Amount of Financing Applied for: _________________
               (representing ____% of eligible expenditure)

      We should be grateful if you would notify us of your concurrence to the Draft of the Contract by sending us a Notice regarding the Draft of the Contract.

                                   Very truly yours,

                              For:
                                  ------------------------------------
                                  (Name of the Borrower or the Executing Agency)


                              By:
                                  ------------------------------------
                                  (Authorized Signature)

                                                                       Form No.4
                                                        Date:
                                                        Ref. No.
THE OVERSEAS ECONOMIC COOPERATION FUND
South America Regional Office

Attention: Chief Representative

Gentlemen:

REPORT ON THE EXECUTION OF THE CONTRACT

      In accordance with your concurrence to the Draft of the Contract, dated we hereby submit a certified copy of the Contract attached hereto. The Contract was not made any changes and/or modifications from the Draft of the Contract, and was executed on _______, ______. The details of the Contract are as follows:

      1.    Number and Date of Contract:____________
      2.    Name and Nationality of the Consultant:_____________
      3.    Name of the Purchaser:___________________
      4.    Contract Price:_______________
      5. Amount of Financing Applied for:___________ (representing ___% of eligible expenditure)

                                  Very truly yours,

                             For: __________________________________
                                  (Name of the Borrower or the Executing Agency)

                             By: ___________________________________
                                 (Authorized Signature)

                                   Schedule 5

                              Commitment Procedure

      COMMITMENT PROCEDURE dated July, 1988, shall mutatis mutandis be applied for disbursement of the proceeds of the Loan for the purchase of goods and services from the Suppliers of the Eligible Source Countries other than the Federative Republic of Brazil with respect to the portion of Contract stated in the currency other than that of the Federative Republic of Brazil with the following supplemental stipulations:

1. With regard to Section 1.(2) of COMMITMENT PROCEDURE, the Japanese Bank shall be The Bank of Tokyo-Mitsubishi, Ltd., Tokyo, Japan.

2. With regard to Section l.(2) of COMMITMENT PROCEDURE, the Issuing Bank shall be The Bank of Tokyo-Mitsubishi, Ltd., Tokyo, Japan.

3. (1) The Borrower shall pay to the Fund in Japanese Yen an amount equal to one-tenth percent (0.1%) of the amount of the Letter of Commitment as the Service charge thereof on the issuing date of the relative Letter of Commitment. The Fund shall issue to the Japanese Bank the Letter of Commitment upon receipt of the service charge from the Borrower.

   (2) The amount equal to such service charge shall be financed out of the proceeds of the Loan, and the Fund shall immediately pay such amount to itself as the service charge on the issuing date of the Letter of Commitment. Such disbursement out of the proceeds of the Loan shall constitute a valid and binding obligation upon the Borrower under the terms and conditions of the Loan Agreement.

                                   Schedule 6

                             Reimbursement Procedure

      REIMBURSEMENT PROCEDURE dated September, 1988, shall mutatis mutandis be applied for disbursement of proceeds of the Loan for the payment made to the Suppliers of the Federative Republic of Brazil, and to the Suppliers of the Eligible Source Countries other than Federative Republic of Brazil with respect to the portion of contract stated in the currency of the Federative Republic Brazil, with the following supplemental stipulations:

1. The authorized foreign exchange bank in Tokyo wherever mentioned in this Schedule, including REIMBURSEMENT PROCEDURE, shall be The Bank of
Tokyo-Mitsubishi, Ltd., Tokyo, Japan.

2. The authorized foreign exchange bank in the territories of the Borrower mentioned in REIMBURSEMENT PROCEDURE shall be Banco do Estado do Parana S.A.

3. The supporting documents evidencing each payment and its usage, as mentioned in 1.(b) of REIMBURSEMENT PROCEDURE, shall be as follows:

a) For payments to suppliers against delivery/shipment of goods and/or services-
      i) bill of lading or similar document evidencing shipment/delivery of the goods and/or services listed on the invoice;

      ii) bill of exchange or similar document evidencing the date and amount of payment made to the supplier; a simple receipt from the supplier showing the date and amount of payment would also suffice.

b) For payments to suppliers made prior to delivery/shipment of goods and/or services-
            bill of exchange or similar document evidencing the date and amount of payment made to the supplier; a simple receipt from the supplier showing the date and amount of payment would also suffice.

                                                                 c) For payments

c)    For payments for consultants' services-

      i) the claim put in by the consultants indicating, in sufficient details, the services rendered, period covered, and amount payable to them;

      ii) cancelled bank check, demand draft or similar document evidencing the date and amount of payment made to the consultants: a simple receipts from the consultants showing the date and amount of payment would also suffice.

d)    For payments for other services rendered-

      i) the bill, claim or invoice specifying the nature of services rendered and amounts charged therefore;

      ii) cancelled bank check, demand draft or similar document evidencing the date and amount of payment made; a simple receipt showing the date and amount of payment would also suffice. If such services related to importation of goods (e.g. freight, insurance payments) adequate references shall be given to enable the Fund to relate each of these items to the specific goods the cost of which has been or is to be financed by the Fund.

e)    For payments under civil works contracts-

      i) the claim, bill or invoice of the contractor showing, in sufficient detail, the work performed by the contractor and amount claimed therefore;

      ii) a certificate to the effect that the work performed by the contractor is satisfactory and in accordance with the terms of the relevant contract; such certificate shall be signed by the chief engineering officer of the Borrower assigned to the Project;

      iii) canceled bank check or similar document evidencing the date and amount of payment made to the contractor; a simple receipt from the contractor showing the date and amount of payment would also suffice.

                                                                (1) The Borrower

4.    (1)   The Borrower shall pay to the Fund in Japanese Yen an amount equal to one-tenth percent (0.1%) of the amount of the disbursement for the Borrower as the service charge thereof on the date of such disbursement. The Fund's disbursement under this procedure shall be made upon receipt of the service charge from the Borrower.

      (2) The amount equal to such service charge shall be financed out of the proceeds of the Loan, and the Fund shall immediately pay such amount to itself as the service charge on the date of the disbursement for the Borrower. Such disbursement out of the proceeds of the Loan shall constitute a valid and binding obligation upon the Borrower under the terms and conditions of the Loan Agreement.

5. The currency and the conversion rate(s) used in the Request for Reimbursement, as mentioned in 3. of REIMBURSEMENT PROCEDURE, shall be as follows:

(1) The amount in the Request for Reimbursement shall be expressed in Japanese Yen or U.S. Dollars.

(2) When the amount in the Request for Reimbursement is expressed in Japanese Yen or U.S. Dollars, such amount shall be converted at the T/T buying rate quoted by Banco do Estado do Parana BA on the day immediately preceding the day on which the Request for Reimbursement is made.

6. Form OECF-SSP attached hereto shall be substituted for Form OECF-SSP attached to the REIMBURSEMENT PROCEDURE.

                                                                 (Form OECF-SSP)

                            Summary Sheet of Payment

                                                        Date:
                                                        Serial No.

-------------------------------------------------------------------------------------
  1          2         3         4         5      6         7       8         9
Trans-  Purchaser  Supplier  *          **        ***       Origin  Contract  Date of
action                       National-  Descrip-  Category          Amount    Payment
                             ity of     tion
                             Supplier


-------------------------------------------------------------------------------------
1.
2.
3.
4.

-------------------------------------------------------------------------------------
Total
-------------------------------------------------------------------------------------

-----------------------------------------------------------
  1       10         11       12        13       14
Trans-    ****       *****    ******    ****     *******
action    Amount of  Nature   Method    Amount   Disburse-
          Payment    of       Procure-  Applied  ment
                     Payment  ment      for      Ratio
                                        Financ-
                                        ing
-----------------------------------------------------------
1.
2.
3.
4.

-----------------------------------------------------------
Total
-----------------------------------------------------------

      The undersigned certifies that the Supplier(s) and goods and/or services stated above are eligible under the Loan Agreement.

*      Note for      4. Nationality of Supplier: Country in which the Supplier
                        is incorporated and registered.

**     Note for      5. Description of goods and/or services: In the case of the
                        Commodity Loan, use SITC Code (Rev.2) No.

***    Note for      6. Category: Indicate the Category in Section 1., Schedule
                        2 of the Loan Agreement.

****   Note for 10.&13. Amount of Payment: If not in Japanese Yen, state both the amount in the currency in which the payment was made to the Supplier, and its converted amount(s) calculated in accordance with 3. of REIMBURSEMENT PROCEDURE, as well as the conversion rate(s).

*****  Note for     11. Nature of Payment: A down payment, an installment
                        payment or a final payment, etc.

****** Note for     12. Method of Procurement: State reasons for choice where
                        other than international competitive bidding.

*******Note for     14. Disbursement Ratio: Ratio of Amount Applied for
                        Financing (column 13.) against Amount of Payment (column 10.) in the Currency in which the payment was made to the Supplier.

                                                For The Borrower

                                                  By:___________________________
                                                     (Authorized Signature)

                                   Schedule 7

                               Transfer Procedure

      TRANSFER PROCEDURE set forth herein may be applied for disbursement of the proceeds of the loan for the purchase of goods and services from suppliers of the Federative Republic of Brazil, and Suppliers of Eligible Source Countries other than the Federative Republic of Brazil, with respect to the portion of a contract stated in the currency of the Federative Republic of Brazil.

1. When the Borrower receives Claims for Payment from the Suppliers (as per Form CFP attached hereto), the Borrower shall submit to the Fund a Request for Disbursement (as per Form DRP attached hereto) signed by the Borrower or the Executing Agency with a Summary Sheet (as per Form TRF-a attached hereto) accompanied by documents including the Claims for Payment evidencing the amount to be paid to the Suppliers, a copy of the Transfer Instruction sent to the Paying Bank (as per Form OECF-TI) and the following documents evidencing each payment and its usage:

      (i) For payments to suppliers against delivery/shipment of goods and/or services

            - bill of lading or similar document evidencing shipment/delivery of the goods and/or services listed on the invoice;

      (ii)  For payments for consultant's services the

            - claim put in by the consultants indicating, in sufficient detail, the services rendered, period covered, and amount payable to them;

      (iii) For payments under civil works contacts

            - the claim, bill or invoice of the contractor showing, in sufficient detail, the work performed by the contractor and amount claimed therefore.

            - a certificate to the effect that the work performed by the contractor is satisfactory and in accordance with the terms of the relevant contract; such certificate shall be signed by the chief engineering or project officer of the Executing Agency assigned to the Project.

                                                                        2. Where

2. Where the contract price is fixed and payable in the currency of the Federative Republic of Brazil, the amount of the Request for Disbursement shall be stated in Japanese yen or U.S. dollars. The exchange rate for Japanese yen or US dollars against the currency of the Federative Republic of Brazil shall be the T/T buying rate quoted by Banco Central do Brasil on the day immediately preceding the day when the Request for Disbursement is made.

3. When the Fund, after examination, finds the Request for Disbursement in order and in conformity with the provisions of the Loan Agreement and the terms of the Contract concerned, the Fund shall make disbursement in Japanese yen within fifteen (15) business days from the date of receipt of the Request by crediting to the non-resident Yen account to be opened by the Borrower with The Bank of Tokyo-Mitsubishi Ltd., Tokyo (hereinafter referred to as "BOTM")

4. In case where the amount raised in the Request for Disbursement is in United States dollars, the amount of disbursement in Japanese Yen shall be calculated as the T/T selling rates quoted by the Paying Bank two business days before the day when the disbursement is made.

5. The Borrower shall pay to the Fund in Japanese Yen an amount equal to one-tenth percent (0.1%) of the amount of the disbursement for the Borrower as the service charge thereof on the date of such disbursement. The Fund's disbursement under this procedure shall be made upon receipt of the service charge from the Borrower.

6. The amount equal to such service charge shall be financed out of the proceeds of the Loan, and the Fund shall immediately pay such amount to itself as the service charge on the date of disbursement for the Borrower. Such disbursement out of the proceeds of the Loan shall constitute a valid and binding obligation upon the Borrower under the terms and conditions of the Loan Agreement.

7. After receiving cable advice from BOTM, the Borrower shall immediately withdraw the disbursed amount and remit the claimed amount from the Supplier in the currency of the Federative Republic of Brazil into the account of the Supplier.

8. The Borrower shall submit to the Fund a copy of the Credit Order crediting the Supplier's account with the claimed amount within 30 days.

                                                                        Form CFP

                               Claims for Payment

                                                        Date:

                                                        Loan No.: BZ-P13

To: ____________________________

      We hereby submit Claims for Payment to you for the progress of the work in the following content.

1.    Contract No. and date:____________

2.    Description of goods and services accomplished:____________

3.    Covered Period: ___________

4.    Claimed amount: _____________

5.    Accumulated amount already paid:________________

6.    Total amount (4. + 5.): ______________

      Please pay the amount claimed in 4. above into our account

__________________________________ with ______________________________________
(beneficiary's name & account number)  (name and address of a commercial bank)


                                  ************

                             (Name of the Supplier)

                            By:______________________
                                  (Signature)

                                                                      Form : DRP

Request for Disbursement

                                                        Date:
                                                        Loan No. :BZ-P13
                                                        App. Serial No.:

THE OVERSEAS ECONOMIC
COOPERATION FUND
Tokyo, Japan

Attention: Managing Director, Operations Department IV

Gentlemen:

1. Pursuant to the Loan Agreement No. BZ-P13, dated January 8, 1998, between THE OVERSEAS ECONOMIC COOPERATION FUND (hereinafter referred to as "the Fund") and THE STATE OF PARANA, the undersigned hereby requests for disbursement under the said Loan Agreement, of the sum of Japanese Yen ______(say ___________) for the percent (___%) of payment of expenditures as described in the Summary Sheet(s) attached hereto.

2. The undersigned has not previously requested for disbursement of any amount from the Loan for the purpose of meeting the expenditures described in the Summary Sheet(s). The undersigned has not obtained nor will obtain funds for such purpose out of the proceeds of any other loan, credit or grant available to the undersigned except short-term loans or credits, if any, established in anticipation of the disbursement requested for herein and to be repaid pro-tanto with the funds disbursed hereunder and any charges, commission or interest paid or payable under such anticipatory short-term credit are not included in the amount herein requested to be disbursed.

3. The undersigned certifies that

      a) the expenditures described in the Summary Sheet(s) are made for the purposes specified in the Loan Agreement;

      b) the goods and services purchased with these expenditures have been procured in accordance with the applicable procurement procedures agreed with the Fund pursuant to the said Loan Agreement and the cost and terms of purchase thereof are reasonable;

      c) the said goods and services were or will be supplied by the supplier(s) specified in the attached Summary Sheet(s) and were or will be produced in (or, in the case of services, supplied from) the eligible source country(ies) for the Fund's loan.

4. Please disburse the amount requested for herein by paying into the non-resident Yen account of _______________ with The Bank of Tokyo-Mitsubishi, Ltd., Tokyo.

5. This request consists of __ page(s) and ___ signed and summary sheet(s), with the supporting documents.

             For the (Name of the Borrower or the Executing Agency)


                      ------------------------------------
                             (Authorized Signature)

                                                               (Form OECF-TRF-a)

                                                               Date:
                            Summary Sheet of Payment           Serial No.

-----------------------------------------------------------------------------------------------
1.      2.        3.           4.               5.        6.        7.        8.       9.
                  *                             **                                     ***
Trans-  supplier  Nationality  Description of   Category  Origin    Contract  Claimed  Amount
action            of Supplier  goods                                Amount    Amount   of
                               and/or services                                         Payment
-----------------------------------------------------------------------------------------------
1.
2.
3.
-
-
-

-------------------------------------------------------------------------------------
TOTAL
-------------------------------------------------------------------------------------

--------------------------------------------------------
1.        10.      11.       12.             13.
          ****     *****     ***             ******
Trans-    Nature   Method    Amount          Disburse-
action    of       of        applied         ment
          Payment  Payment   for Financing   Ratio
--------------------------------------------------------
1.
2.
3.
-
-
-

--------------------------------------------------------
TOTAL
--------------------------------------------------------

      The undersigned certifies that the Supplier(s) and goods and/or services stated above are eligible under the Loan Agreement.

*      Note for      3. Nationality of Supplier: Country in which the Supplier
                        is incorporated and registered.

**     Note for      5. Category: Category described in Section 1 of Schedule 2.

***    Note for      9. Amount of Payment: If not in Japanese Yen, state both
                  & 12. the amount in the currency in which the payment will be made to the Supplier, and its converted amount(s) calculated in accordance with 2. of TRANSFEER PROCEDURE, as well as the conversion rate(s).

****   Note for     10. Nature of Payment: State reasons for choice other than international competitive bidding.

*****  Note for     13. Disbursement Ratio: Ratio of Amount Applied for
                        Financing against Amount of Payment in the currency in which the Payment will be made to the Supplier.

                                                  _____________________________
                                                     (Authorized Signature)

                                                                   Form: OECF-TI

                              Transfer Instructions

                                                Date:

                                                Loan Agreement No.: BZ-P13

                                                App. Serial No.;

To: The Bank of Tokyo-Mitsubishi, Ltd. Tokyo

      Pursuant to the Banking Arrangement between The Bank of Tokyo-Mitsubishi, Ltd., Tokyo, and __________ dated _______, we hereby request you to transfer the amount disbursed by the Fund against our Request for Disbursement No. _________ dated to the account of the relevant Supplier mentioned in the Claims for Payment No. dated ____ attached to the Request for Disbursement mentioned above.


                  --------------------------------------------
                       (Name and Address of the Borrower)


                  --------------------------------------------
                                   (Signature)

encl. Request for Disbursement
      Claims for Payment

================================================================================
[DECF Logo]

                              THE OVERSEAS ECONOMIC
                                COOPERATION FUND

                          General Terms and Conditions

                                    Nov. 1987

================================================================================

                         Overseas Representative Offices

BANGKOK OFFICE                                                  ISLAMABAD OFFICE
   17th Floor, Thai Farmers Bank Building, 400,                    World Bank Building, 20-A, Bank Road,
   Phaholyothin Avenue, Bangkok, 10400,                            G/5-1, Islamabad, PAKISTAN
   THAILAND                                                            Telephone: Islamabad 819781~6(W.B.)
       Telephone: Bangkok 270-1001-3,                                     (ext. 409)
           271-2035, 2828, 4682                                        Telex: Call Number 9254528
       Telex: Call Number 8682968                                          Answer Back Code OECFPK
           Answer Back Code OECFBKKTH                                  Facsimile: +92-51-822546
       Facsimile: +66-2-271-3535


SEOUL OFFICE                                                     COLOMBO OFFICE
   22nd Floor, Lotte Building, 1, Sogong-Dong,                     3rd Floor, National Development Bank Building,
   Chung-ku, Seoul, Republic of KOREA                              40, Navam Mawatha, Colombo 2, SRI LANKA
   C.P.O. Box 1291, Seoul, KOREA                                      Telephone: Colombo 422255, 422260, 422264
   Telephone: Seoul 755-9042, 752-5964                                Facsimile: +94-1-422272
   Facsimile: +82-2-753-6605

JAKARTA OFFICE                                                  PARIS OFFICE
   New Summitmas 8th Floor, J1.Jenderal                            8, Rue Sainte-Anne, 75001, Paris, FRANCE
    Sudirman, Kav. 61-62, Jakarta Selatan, Jarkarta,                   Telephone: Paris 4261-4147
   INDONESIA                                                           Telex: Call Number 42214622
       Telephone: Jakarta 5200226, 5200948, 5220693, 5251350               Answer Back Code OECF 214622F
       Facsimile: +62-21-5200975                                       Facsimile: +33-1-4703-3236

MANILA OFFICE                                                   LONDON OFFICE
   25th Floor, Pacific Star Building,                              9-15, Sackville Street, London, WIX 1DE, U.K.
    Makati Ave. cor. Gil J. Puyat Ave.                                 Telephone: London (071)734-3565
   1200 Makati, Metro Manila,                                          Facsimile: +44-71-734-3569
   PHILIPPINES
       Telephone:  Manila 810-4826
       Facsimile: +63-2-815-1799

NEW DELHI OFFICE                                                NAIROBI OFFICE
   D.L.F. Centre, 2nd Floor, Sansad Marg, New Delhi,               6th Floor, International House, Mama Ngina Street,
   110001                                                          P.O. Box 49526, Nairobi, KENYA
   INDIA                                                               Telephone: Nairobi 254-2-221420, 221637
       Telephone:  New Delhi 3714362, 3714363, 3717090                 Telex: Call Number 98722094
       Telex: Call Number 813166767                                        Answer Back Code OECFKE
           Answer Back Code OECFIN                                     Facsimile: +254-2-221569
       Facsimile: +91-11-371-5066

BEIJING OFFICE                                                  CAIRO OFFICE
   1215-17, China World Trade Center,                              Nile Hilton Hotel Commercial Center,
   No. 1 Jian Guo, Men Wai Avenue, Beijing,                        No. 30 Tahrir Square, Cairo, EGYPT
   The People's Republic of CHINA                                      Telephone: Cairo 5748708, 5748709
       Telephone:  Beijing 505-1196, 1197, 4538                            Nile Hilton Cairo
       Telex: Call Number 8522694                                          765666(ext. 3031)
           Answer Back Code OECFBCN                                    Telex: Call Number 9193148
       Facsimile: +86-1-505-1198                                           Answer Back Code OECFUN
                                                                       Facsimile: +20-2-5741594

KUALA LUMPUR OFFICE                                             WASHINGTON OFFICE
   22nd Floor, UBN Tower, Letter Box No. 59                        2100 Pennsylvania Avenue, N.W.
   Jalan P. Ramlee 50250, Kuala Lumpur,                            Washington, D.C., 20037 U.S.A.
   MALAYSIA                                                            Telephone: Washington (202) 463-7492
       Telephone: Kuala Lumpur 2323255, 2322201,                       Facsimile: +1-202-463-7496
           2322202
       Facsimile: +60-3-2322115

DHAKA OFFICE                                                    SOUTH AMERICA REGIONAL OFFICE
   Sonargaon Hotel Room No.351-354                                 Edifici Torre Rio Sul,
   107, Kazi Nazrul Islam Avenue, Dhaka                            Rua Lauro Muller, 116/3005
   BANGLADESH                                                      Botafogo; Rio de Janeiro-RJ-CEP 22290-160, BRAZIL
       Telephone: Dhaka 811463, 811005,                                Telephone:  Rio de Janeiro 295-5942, 8596
           8/2001 (Hotel)(Ex. 4351-4)                                  Telex: Call Number 2130937
           814081, 816700(Direct)                                  Answer Back Code OECFBR
                                                                       Facsimile: +55-21-295-7840

                                                                HANOI OFFICE
                                                                   5th FLOOR, 41B LY THAI TO STREET, HANOI,
                                                                   VIET NAM
                                                                       Telephone: 844-248934-6
                                                                       Facsimile: 844-248937

                          GENERAL TERMS AND CONDITIONS

                                Table of Contents

Article Number                             Heading                            Page

Article I     Introduction; Inconsistency...................................     1
       Section 1.01.    Introduction........................................     1
       Section 1.02.    Inconsistency with Loan Agreement...................     1
Article II    Definitions; References to Articles and
              Sections; Headings ...........................................     1
       Section 2.01.    Definitions.........................................     1
       Section 2.02.    References to Articles and Sections.................     2
       Section 2.03.    Headings                                                 2
Article III   Loan; Repayment; Interest; Overdue Charge;
              Method of Payment; Currency ..................................     2
       Section 3.01.    Amount of Loan......................................     2
       Section 3.02.    Repayment...........................................     2
       Section 3.03.    Interest............................................     2
       Section 3.04.    Financing of Part of Banking Charges and/or Fees....     3
       Section 3.05.    Overdue Charge......................................     3
       Section 3.06.    Computation of Interest and Overdue Charge..........     3
       Section 3.07.    Method of Payment...................................     3
       Section 3.08.    Currency in which Principal, Interest and
                        other Charges are Payable...........................     3
       Section 3.09.    Notice Given by the Fund............................     3
Article IV    Fund's Review and Misprocurement .............................     3
       Section 4.01.    General.............................................     3
       Section 4.02.    Fund's Review.......................................     3
       Section 4.03.    Misprocurement......................................     4
Article V     Disbursement .................................................     4
       Section 5.01.    Disbursement Procedure..............................     4
       Section 5.02.    Constitution of Obligation..........................     4
       Section 5.03.    Adequacy of Documents...............................     4
       Section 5.04.    Additional Documents................................     4
       Section 5.05.    Notice of Disbursement..............................     4
       Section 5.06.    Notice of Completion of Disbursement................     4

Article Number                             Heading                            Page

Article VI    Remedies; Failure to Exercise Rights;
              Non-Exemption; Prohibition of Assignment;
              Non-Discrimination; Administration ...........................     5
      Section 6.01. Remedies of the Fund....................................     5
      Section 6.02. Failure to Exercise Rights..............................     5
      Section 6.03. Non-Exemption of the Borrower from Obligations..........     5
      Section 6.04. Prohibition of Assignment...............................     5
      Section 6.05. Non-Discrimination......................................     5
      Section 6.06. Administration of Loan..................................     6
Article VII   Guarantee for Loan ...........................................     7
      Section 7.01. Guarantee for Loan......................................     7
      Section 7.02. Additional Guarantee....................................     7
Article VIII  Arbitration ..................................................     7
      Section 8.01. Arbitral Tribunal.......................................     7
      Section 8.02. Panics to Arbitration...................................     7
      Section 8.03. Arbitrators.............................................     7
      Section 8.04. Arbitration Proceedings.................................     8
      Section 8.05. Arbitral Award..........................................     8
      Section 8.06. Costs of Arbitral Tribunal..............................     9
      Section 8.07. Dissolution of Arbitral Tribunal........................     9
      Section 8.08. Enforcement of Award....................................     9
Article IX    Applicable Laws; Taxes and Expenses;
              Notices and Requests; Execution ..............................     9
      Section 9.01. Applicable Laws ........................................     9
      Section 9.02. Taxes and Expenses .....................................    10
      Section 9.03. Notices and Requests ...................................    10
      Section 9.04. Execution ..............................................    10
      Section 9.05. Fractions ..............................................    10
Article X     Effectiveness and Termination of
              Loan Agreement ...............................................    10
      Section 10.01  Evidence of Authority and Specimen Signatures .........    10
      Section 10.02  Legal Opinion .........................................    11
      Section 10.03  Effective Date ........................................    11
      Section 10.04  Termination of Loan Agreement .........................    11

                          GENERAL TERMS AND CONDITIONS

                                    Article I

                           Introduction; Inconsistency

Section 1.01. Introduction

            The purpose of these General Terms and Conditions (hereinafter referred to as "the General Terms and Conditions") is to set forth the terms and conditions generally applicable to loans made by the Fund.

Section 1.02. Inconsistency with Loan Agreement

            If any provision of the General Terms and Conditions is inconsistent with any provision of the Loan Agreement, of which the General Terms and Conditions constitute an integral part, or with any provision of the Guarantee, if any, such provision of the Loan Agreement or the Guarantee shall govern.

                                   Article II

            Definition; Reference to Articles and Sections; Headings

Section 2.01. Definitions

            The following terms have the following meanings wherever used in the General Terms and Conditions.

            (a)   "Fund" means THE OVERSEAS ECONOMIC COOPERATION FUND.

            (b) "Loan Agreement" means the particular loan agreement, as that agreement may from time to time be amended, to which the General Terms and Conditions apply. Loan Agreement includes the General Terms and Conditions as applicable thereto and all schedules and agreements supplemental to the Loan Agreement.

            (c)   "Loan" means the loan provided for in the Loan Agreement.

            (d) "Borrower" means the party to the Loan Agreement to which the Loan is made.

            (e) "Guarantee" means a written promise to the Fund, made by an entity in the country of the Borrower other than the Borrower constituting a guarantee for the Loan.

            (f)   "Guarantor" means the entity referred to in item (e) above.

            (g) "Project" means the project or program for which the Loan is granted, as described in the Loan Agreement and as the description thereof may from time to time be amended by agreement between the Fund and the Borrower.

            (h) "Letter of Commitment" means an undertaking given by the Fund to make disbursement to the issuing bank of a letter of credit for the procurement of goods and services under the Loan.

Section 2.02. References to Articles and Sections

            References in the General Terms and Conditions to Articles or Sections are to Articles or Sections of the General Terms and Conditions.

Section 2.03. Headings

            The headings of Articles and Sections of the General Terms and Conditions are inserted for convenient reference only and are not a part of the General Terms and Conditions.

                                   Article III

                   Loan; Repayment; Interest; Overdue Charge;
                           Method of Payment; Currency

Section 3.01. Amount of Loan

            The Amount of the Loan, expressed in Japanese Yen, shall be stipulated in the Loan Agreement. The proceeds of the Loan shall be disbursed by the Fund within the limit of that amount in accordance with the disbursement procedure provided for in Article V.

Section 3.02. Repayment

            (1) The principal of the Loan shall be repayable in accordance with the amortization schedule attached to the Loan Agreement.

            (2) When all disbursements to be made under the Loan Agreement have been completed and the cumulative total of such disbursements is less than the full amount of the Loan stipulated therein, the difference between such amount of the Loan and the cumulative total of all disbursements shall be deducted proportionately from all subsequent instalments of repayment of principal, as indicated in the amortization schedule attached to the Loan Agreement, provided, however, that all fractions of ONE THOUSAND Japanese Yen (Y1,000.) of such instalments of principal shall be added to the immediately subsequent instalment of principal.

            (3) The Borrower may, upon giving not less than thirty (30) days' notice in writing to the Fund, prepay in whole or in part the principal of the Loan then outstanding together with the interest accrued thereon. Any such prepayment shall be applied to the instalments in inverse order of maturity.

Section 3.03. Interest

            Interest at the rate specified in the Loan Agreement shall be payable semi-annually on the principal disbursed and outstanding. Interest shall accrue from the respective dates on which the proceeds of the Loan are disbursed.

Section 3.04. Financing of Part of Banking Charges and/or Fees

            For the purpose of financing part of banking charges and/or fees for disbursement of the proceeds of the Loan as referred to in Section 9.02
      (2), the Fund agrees to lend the Borrower up to a cumulative amount of one tenth of one percent (0.1%) of the amount of each Letter of Commitment and/or disbursement effected in accordance with a procedure other than Letter of Commitment.

Section 3.05. Overdue Charge

            Should repayment of principal or payment of interest or any other charges required under the Loan Agreement be delayed, the interest specified in Section 3.03. shall cease to accrue on such overdue amount of principal on and after the due date and an overdue charge calculated at a rate of three percent (3%) per annum over and above the interest rate specified in the Loan Agreement shall be payable on the overdue amount of principal, interest or other charges for a period from the due date to the day immediately preceding the day of actual payment thereof, both inclusive.

Section 3.06. Computation of Interest and Overdue Charge

            Interest and overdue charge shall be computed on the basis of a 365-day year.

Section 3.07. Method of Payment

            The Borrower shall have all payments of principal and of interest and other charges on the Loan credited to the Fund's account with The Bank of Tokyo, Ltd., Uchisaiwai-cho Office, Tokyo, Japan.

Section 3.08. Currency in which Principal, Interest and Other
              Charges are Payable

            Repayment of principal and payment of interest and other charges shall be made in Japanese Yen.

Section 3.09. Notice Given by the Fund

            The Fund may, when it deems it necessary, send the Borrower a Notice concerning Interest and Principal (Form No. I attached hereto).

                                   Article IV

                        Fund's Review and Misprocurement

Section 4.01. General

            Goods and services (the term "services" as used in this General Terms and Conditions includes consulting services), to be financed out of the proceeds of the Loan shall be procured in accordance with the guidelines for procurement and the guidelines for the employment of consultants.

Section 4.02. Fund's Review

            The Fund may review the Borrower's procurement procedures, documents and decisions. The Loan Agreement will specify the extent to which review procedures will apply in respect of goods and services to be financed out of the proceeds of the Loan.

Section 4.03. Misprocurement

            The Fund does not finance expenditures for goods and services which have not been procured in accordance with the agreed procedures and the Fund will cancel that portion of the Loan allocated to goods and services that have been misprocured. The Fund may, in addition, exercise other remedies under the Loan Agreement.

                                    Article V

                                  Disbursement

Section 5.01. Disbursement Procedure

            The proceeds of the Loan shall be disbursed by the Fund as the progress of the Project renders it necessary and in accordance with the disbursement procedure.

Section 5.02. Constitution of Obligation

            A disbursement effected in accordance with the disbursement procedure shall constitute a valid and binding obligation upon the Borrower under the terms of the Loan Agreement with relation to such disbursement as from the date of disbursement.

Section 5.03. Adequacy of Documents

            All documents or evidence required under the disbursement procedure must be adequate in form and substance to satisfy the Fund that the proceeds of the Loan to be disbursed are to be used solely for the purpose specified in the Loan Agreement.

Section 5.04. Additional Documents

            The Borrower shall provide the Fund with any additional documents or evidence in support of the documents or evidence mentioned in the preceding Section which the Fund may reasonably request.

Section 5.05. Notice of Disbursement

            After effecting a disbursement, the Fund shall send the Borrower a Notice of Disbursement (Form No. 2 attached hereto).

Section 5.06. Notice of Completion of Disbursement

            (1) After effecting the final disbursement under the Loan Agreement, the Fund shall send the Borrower a Notice of Completion of Disbursement (Form No. 3 attached hereto) in duplicate.

            When the cumulative total of disbursements is less than the amount of the Loan and no further disbursement is required for the Project, the Borrower shall notify the Fund of the fact in order that the Fund may know that the final disbursement has been made.

            (2) The Borrower shall immediately return to the Fund one copy of the Notice of Completion of Disbursement signed by a duly authorized person.

                                   Article VI

              Remedies; Failure to Exercise Rights; Non-Exemption; Prohibition of Assignment; Non-Discrimination; Administration

Section 6.01. Remedies of the Fund

            When any of the following shall occur and be continuing, the Fund may by notice to the Borrower and the Guarantor, if any, suspend in whole or in part the rights of the Borrower, and/or demand that the Borrower and/or the Guarantor, if any, fully remedy whichever of the following has occurred. If the following shall have continued for a period of thirty
      (30) days from the date of such notice, the Fund may terminate disbursement and/or may declare all the principal then outstanding, with the interest and any other charges thereon, to be due and payable immediately, and upon such declaration such principal, interest and other charges shall become immediately due and payable:

            (a) Default in repayment of principal and/or payment of interest or any other charges required under the Loan Agreement and/or any other loan agreement between the Fund and the Borrower;

            (b) Default in the performance of any other terms and conditions, covenant or agreement on the part of the Borrower or the Guarantor, if any, under the Loan Agreement or the Guarantee, if any;

            (c) Exceptional circumstances beyond the control of the parties (including war, civil war, earthquake, flood, etc.) which make it improbable, in the opinion of the Fund, that the Borrower or the Guarantor, if any, will be able to perform its obligations under the Loan Agreement or the Guarantee, if any.

Section 6.02. Failure to Exercise Rights

            No failure on the part of the Fund to exercise, or delay in exercising, any of its rights under the Loan Agreement or the Guarantee, if any, shall be construed to be a waiver thereof, nor shall any single or partial exercise by the Fund of any of its rights under the Loan Agreement or the Guarantee, if any, impair the Fund's further exercise of such right(s) or of any other right.

Section 6.03. Non-Exemption of the Borrower from Obligations

            All claims or disputes in connection with the contract shall be settled among the parties thereto, and no such claims or disputes shall exempt the Borrower from any obligation incurred under the Loan Agreement.

Section 6.04. Prohibition of Assignment

            The Borrower shall not assign or transfer any rights or obligations under the Loan Agreement.

Section 6.05. Non-Discrimination

            Regarding repayment of principal and payment of interest or any other charges required under the Loan Agreement, the Borrower and the Guarantor, if any, shall undertake not to treat debts to the Fund less favorably than any other debts other than short-term debts.

Section 6.06. Administration of Loan

            (1) The Borrower shall carry out the Project, or cause it to be carried out, with all due diligence and efficiency, and in conformity with sound engineering and financial practices.

            (2) The Borrower shall cause all goods and services financed out of the proceeds of the Loan to be used solely for the implementation of the Project under the Loan Agreement.

            (3) The Borrower shall keep, or cause to be kept, books, accounts and records adequate to identify goods and services financed out of the proceeds of the Loan, to show the use made thereof in the Project, to record the progress of the Project, and to reflect, in accordance with sound and consistent accounting practice, the operations and financial situation of the Borrower or other beneficiaries of the Loan.

            (4) The Borrower shall enable, or take such steps as may be necessary to enable, the Fund's representatives to visit any facilities and construction sites included in the Project and to examine goods and services financed out of the proceeds of the Loan and any plant, installation, site, works, building, property, equipment, books, accounts, records and documents relevant to the performance of the obligations of the Borrower under the Loan Agreement.

            (5) The Borrower shall, in the interests of the sound administration of the Loan, furnish the Fund with, or cause to be furnished with, to the Fund all such information, at such times, in such form and in such detail, as the Fund shall reasonably request. Such information may include information with respect to the financial and economic situation in the country of the Borrower and its international balance of payments position.

            (6) Should any circumstances arise which prevent, or threaten to prevent, the execution and completion of the Project on schedule, the Borrower shall promptly notify the Fund of such circumstances.

            (7) The Borrower shall send, or cause to be sent, to the Fund, promptly upon formulation, details of all plans which would result in any important modification of the Project and these shall be the subject of agreement between the Fund and the Borrower.

            (8) Each party to the Loan shall, from time to time, as the other party thereto shall reasonably request, afford the other party all reasonable opportunity for exchange of views between the Fund and the Borrower with regard to any and all matters relating to the Loan.

                                   Article VII

                               Guarantee for Loan

Section 7.01. Guarantee for Loan

            When the Fund requires a guarantee for the Loan, the Borrower shall deliver the Guarantee to the Fund, signed by a Guarantor acceptable to the Fund, immediately after the execution of the Loan Agreement. The Guarantee shall be made substantially in the form given in Form No. 4 attached hereto.

Section 7.02. Additional Guarantee

            When the amount of the Loan is to be increased, the Borrower shall deliver to the Fund, an additional Guarantee signed by the Guarantor acceptable to the Fund, immediately after the Fund and the Borrower have agreed upon such increase.

                                  Article VIII

                                   Arbitration

Section 8.01. Arbitral Tribunal

            All disputes arising from the Loan Agreement or the Guarantee, if any, which cannot be settled amicably between the Fund and the Borrower (together with the Guarantor, if any), shall be decided, finally and exclusively, by an Arbitral Tribunal as hereinafter provided.

Section 8.02. Parties to Arbitration

            The parties to such arbitration shall be the Fund on the one hand and the Borrower and the Guarantor, if any, on the other.

Section 8.03. Arbitrators

            (1) The Arbitral Tribunal shall consist of three arbitrators appointed as follows:

            One arbitrator shall be appointed by the Fund, a second by the Borrower and the Guarantor, if any, (where the Borrower and the Guarantor are unable to reach agreement on the choice of an arbitrator, then by the Guarantor) and a third arbitrator (hereinafter referred to as "the Umpire") shall be appointed by agreement of the parties or, if they are unable to agree, by an appropriate organ for the settlement of international disputes. If either party shall fail to appoint an arbitrator, that arbitrator shall be appointed by the Umpire.

            (2) When any arbitrator appointed pursuant to the preceding paragraph shall resign, die or otherwise become unable to act as an arbitrator, a successor shall be appointed without delay in the same manner as herein prescribed for the appointment of the original arbitrator and such successor shall have all the powers and duties of the original arbitrator.

            (3) No person who has a personal or direct financial interest in the matter(s) submitted for arbitration shall be appointed as an arbitrator. The Umpire shall settle all disputes which may arise under this paragraph.

            (4) The Umpire shall not be a person of the same nationality as either of the parties to arbitration.

            (5) Any and all arbitrators appointed in accordance with the provisions hereof shall be bound by the provisions of this Article and shall arbitrate in accordance therewith.

Section 8.04, Arbitration Proceedings

            (1) Arbitration proceedings shall be conducted in the English language and shall be instituted by the sending of a written request for arbitration by one party to the other. Such request shall contain a statement setting forth the nature of the dispute and the relief sought and/or the solution desired or proposed. Within forty (40) days of the sending of the request, each party shall notify the other of the full name, occupation, address, career and nationality of the arbitrator appointed by it.

            (2) If, within sixty (60) days of the sending of such request, the parties have not agreed upon the appointment of the Umpire, the Fund shall request an appropriate organ for the settlement of international disputes to appoint the Umpire, as provided for in Section 8.03., paragraph (1).

            (3) The place of meeting of the Arbitral Tribunal shall be determined by agreement between the parties, or, if they are unable to agree, by the Umpire.

            Within thirty (30) days of the appointment of the Umpire or after the appointment of an arbitrator by the Umpire as provided for in Section 8.03., paragraph (1), the Umpire shall notify the parties concerned of the place, date and time of the first sitting of the Arbitral Tribunal. The places, dates and times of the second and subsequent sittings of the Arbitral Tribunal shall be fixed by the Arbitral Tribunal.

            (4) The Arbitral Tribunal may, at any stage of the arbitration proceedings, request the parties to present such witnesses, documents, etc., as are considered necessary.

            The Arbitral Tribunal shall decide all questions relating to its competence and shall determine its procedure. The parties shall, in any case, be afforded an oral hearing in a sitting of the Tribunal.

Section 8.05. Arbitral Award

            (1) The Arbitral Tribunal shall make an arbitral award (hereinafter referred to as "the Award") within one hundred and twenty (120) days of the date of the first sitting of the Arbitral Tribunal, provided, however, that the Arbitral Tribunal may extend this period if it considers it necessary.

            (2) The Award and all other matters requiring decisions by the Arbitral Tribunal shall be decided by majority vote and shall be final and binding upon the parties, and each party shall abide by, and comply with the Award. Any arbitrator who disagrees with the majority may append his views on the Award to the documents issued by the Arbitral Tribunal.

            (3) A copy of the Award documents, signed by all three arbitrators, shall be sent without delay to each party.

            (4) The Award shall not be made public without the consent of the panics.

Section 8.06. Costs of Arbitral Tribunal

            (1) The costs of the Arbitral Tribunal shall consist of the following:

            (a) Remuneration of the arbitrators and any other persons whose services may be required in the course of the arbitration proceedings;

            (b) Expenditures incurred by the Arbitral Tribunal, including the expenditures incurred in connection with the notice provided for in
      Section 8.04;

            (c) Any expenses paid by the parties and deemed by the Arbitral Tribunal to be costs of the Arbitral Tribunal.

            (2) The amount of the remuneration of an arbitrator other than the Umpire shall be fixed by the party which appoints that arbitrator. The amount of the remuneration of the Umpire shall be fixed by an agreement between both parties, or if they fail to agree, by the Arbitral Tribunal.

            (3) The Arbitral Tribunal may, before it commences its activities, collect equal sums from both parties in such amounts as may be considered necessary to cover its costs.

            The costs of the Arbitral Tribunal provided for in paragraph (1) above shall finally be borne by one or both parties according to the terms of the Award.

Section 8.07. Dissolution of Arbitral Tribunal

            The Arbitral Tribunal shall not be considered dissolved until the signed copies of the Award documents provided for in Section 8.05,, paragraph (1) shall have been dispatched to the parties and the costs of the Arbitral Tribunal paid in full.

Section 8.08. Enforcement of Award

            If within thirty (30) days of the sending of the Award documents to the parties, the Award shall not have been complied with, a party may require judgement upon the Award or institute proceedings for enforcement of the Award against the party with obligations to it under the Award in any court of competent jurisdiction. However, no other interference, legal or otherwise, with the enforcement of the Award shall be attempted.

                                   Article IX

                   Applicable Lam; Taxes and Expenses; Notices
                             and Requests; Execution

Section 9.01. Applicable Laws

            The validity, interpretation and performance of the Loan Agreement and the Guarantee, if any, shall be governed by the laws and regulations of Japan.

Section 9.02. Taxes and Expenses

            (1) The Borrower and/or other beneficiaries of the Loan shall pay all taxes, charges and other expenses imposed upon the Fund within the country of the Borrower in connection with the Loan and its implementation.

            (2) The Borrower shall pay, or cause to be paid, all banking charges and/or fees for disbursement of the proceeds of the Loan, repayment of principal or payment of interest or any other charges on the Loan.

Section 9.03. Notices and Requests

            Any notice or request required to be given or made or which one or both parties have the right to give or make under the Loan Agreement or the Guarantee, if any, shall be in writing. Such notice or request shall be deemed to have been duly given or made when it shall have been delivered by hand, received by mail or dispatched by registered airmail, cable or telex to the party to which it is to be given or made at such party's address specified in the Loan Agreement or at such other address as that party shall have designated by notice to the party giving the notice or making the request.

Section 9.04. Execution

            The Loan Agreement shall be executed in duplicate in the English language, each copy being considered to be an original.

Section 9.05. Fractions

            Any fraction of ONE Yen ((Yen)1.00) which may appear in the computation of interest or any other charges under the Loan Agreement shall be disregarded.

                                    Article X

                 Effectiveness and Termination of Loan Agreement

Section 10.01. Evidence of Authority and Specimen Signatures

            (1) The Borrower shall furnish the Fund with satisfactory evidence of authority for the person(s) who will make, sign and deliver documents necessary for the implementation of the Loan Agreement, together with an authenticated specimen signature of each such person.

            (2) When any change has been made relevant to the evidence of authority mentioned in the preceding paragraph, the Borrower shall notify the Fund in writing of the fact, providing the Fund with satisfactory new evidence of authority.

            (3) When a person(s) has been appointed to replace a person(s) specified in the evidence of authority referred to in paragraph (1) above, the Borrower shall notify the Fund in writing of the fact, providing the Fund with an authenticated specimen signature of the newly appointed person(s).

Section 10.02. Legal Opinion

            (1) The Borrower shall provide the Fund with a Legal Opinion(s), made substantially in the form given in Form No. 5 and where required No. 6 attached hereto and prepared and certified by a person acceptable to the Fund showing:

            (a) With regard to the Borrower, that the Loan Agreement has been duty authorized by and executed and delivered on behalf of the Borrower and constitutes a valid and binding obligation upon the Borrower with regard to all its terms and conditions, and that the authorizations and all other procedures necessary for the implementation of the Loan Agreement have been duly effected and completed;

            (b) With regard to the Guarantor, if any, that the Guarantee has been duly authorized by and executed and delivered on behalf of the Guarantor and constitutes a valid and binding obligation upon the Guarantor with regard to ail its terms and conditions.

            (2) After the Loan Agreement becomes effective, the Borrower shall provide the Fund with such additional legal opinion(s) prepared and certified by the person mentioned above, on matters relating to the Loan Agreement and the Guarantee, if any, as the Fund may from time to time request.

Section 10.03. Effective Date

            The Loan Agreement shall become effective on the date on which the Fund declares itself satisfied with the evidence of authority and the specimen signatures referred to in Section 10.01., paragraph (1), the Legal Opinion mentioned in Section 10.02, paragraph (1), and the Guarantee, if any.

            The Fund shall immediately notify the Borrower in writing of the effective date of the Loan Agreement.

Section 10.04. Termination of Loan Agreement

            (1) If the Loan Agreement shall not have become effective within one hundred and twenty (120) days (commencing with the date of signature), the Loan Agreement and the Guarantee, if any, shall terminate, unless the Fund, after consideration of the reasons for the delay, sets a later date for the purpose of this Section. The Fund shall promptly notify the Borrower of such later date.

            (2) When the entire amount of the principal of the Loan shall have been repaid and all interest and other charges which shall have accrued on the Loan shall have been paid, the Loan Agreement and the Guarantee, if any, shall forthwith terminate.

                                                                    (Form No. 1)

                                                        Date:

                                                        Ref. No.

_________________________________

_________________________________
(Name and address of Borrower)

Attention:

NOTICE CONCERNING INTEREST AND PRINCIPAL

Loan Agreement No.
             Date:

Due Date at Tokyo:

Principal Repayable: ___________________________

Interest Payable:    ___________________________

Total:               ___________________________

Interest Computation: As per attached sheet.

Note: Please credit the said amount to THE OVERSEAS ECONOMIC CO-OPERATION FUND's account with The Bank of Tokyo, Ltd., Uchisaiwai-cho Office, Tokyo, Japan by the due date at Tokyo.


                                                     ---------------------------
                                                       (Authorized Signature)

Encl:

                                                                     (Form No.2)

(Name and address of Borrower)

                                                        Date:

                                                        Ref. No.:

Attention:

Gentlemen:

NOTICE OF DISBURSEMENT

We hereby notify you that from _________ to ______________ (as per attachment) we have made disbursements totalling ___________________________.

                                                Very truly yours,


                                                --------------------------------

                                                                    (Form No. 3)

                                                        Date:
                                                        Ref. No.:
______________________________

______________________________
(Name and address of Borrower)

Attention:

Gentlemen:

NOTICE OF COMPLETION OF DISBURSEMENT

With reference to Loan Agreement No. ___ dated _______, we hereby notify you that all disbursements under the said Loan Agreement have been completed. The details of disbursements under the Loan Agreement are as follows:

      1.    Loan Limit (A):                             (Yen) __________________
      2.    Cumulative Total of Disbursements (B):      (Yen) __________________
      3.    Unused Balance (A - B):                     (Yen) __________________
      4.    Date of the Final Disbursement:
      5.    Date of Completion of Disbursement:

We also wish to notify you that the said Loan Agreement shall be implemented henceforth as follows:

      1.    Amortization Schedule:
      2.    Due Dates of Interest Payments:
            (1)   Due Date of Next Payment:
            (2)   Due Date thereafter:

In confirmation of this Notice, please return to us immediately one copy, signed by a duly authorized person.

                                Very truly yours,


                                            ------------------------------------
                                                    (Authorized Signature)

(Please do not detach.).........................................................

                                                   Date:

We hereby acknowledge receipt of this Notice and confirm that the Loan Agreement shall be implemented as stated above.

                                                        __________________
                                                        (Name of Borrower)

                                                                     (Form No.4)

                                                        Date:
                                                        Ref. No.:

THE OVERSEAS ECONOMIC
COOPERATION FUND
Tokyo, Japan

Attention: Chairman

Gentlemen:

GUARANTEE FOR THE LOAN

In consideration of the Loan of _____________________________ Japanese Yen ((Yen)________) to be extended to (Name of Borrower) (hereinafter referred to as "the Borrower") by THE OVERSEAS ECONOMIC COOPERATION FUND (hereinafter referred to as "the Fund") under Loan Agreement No.___, dated ________,between the Borrower and the Fund (hereinafter referred to as "the Loan Agreement"), I, the undersigned, acting for and on behalf of (Name of Guarantor) (hereinafter referred to as "the Guarantor"), hereby affirm:

1. That the Guarantor has accepted all the provisions of the Loan Agreement and agrees to guarantee jointly and severally with the Borrower any and all liabilities arising from or in connection with the obligations of the Borrower under the Loan Agreement.

2.    That the Guarantor, furthermore, agrees that:

      (1) The Guarantor guarantees the due and punctual payment of the principal of and the interest and any other charges on the Loan as provided for in the Loan Agreement;

      (2) The Guarantor shall not be exempted from any of its liabilities under this Guarantee by reason of any extension of maturity, forbearance or concession given to the Borrower, any exercise of right or remedy against the Borrower, or any modification or amplification of the provisions of the Loan Agreement (provided that if the principal of the Loan is thereby increased, the Guarantor shall be exempted from its liabilities to the extent of such increase);

                                                        Date:

      (3) So long as any part of the Loan under the Loan Agreement shall be outstanding and unpaid, the Guarantor shall:

            i) Not take any action which would prevent or interfere with the performance by the Borrower or any other beneficiaries of the Loan, if any, of obligations under the Loan Agreement, and

            ii) Not, without prior consent of the Fund in writing, take any action for the dissolution or disestablishment of the Borrower or any other beneficiaries of the Loan, if any, or for the suspension of their activities.

3. That the Guarantor waives notice of acceptance of this Guarantee, notice of any liability to which it may apply notice concerning principal and interest, and notice of dishonor or non-payment of any such liabilities.

IN WITNESS WHEREOF, I, the undersigned, have hereunto set my hand and affixed my official seal, this ____ day of _________.

                                        Very truly yours,

                                              ----------------------------------
                                                      (Name of Guarantor)

                                              ----------------------------------
                                                    (Authorized signature)

                                                                    (Form No. 5)

                                                        Date:
                                                        Ref. No.:

THE OVERSEAS ECONOMIC
COOPERATION FUND
Tokyo. Japan

Attention: Chairman

Gentlemen:

LEGAL OPINION ON LOAN AGREEMENT

With respect to the Loan extended by THE OVERSEAS ECONOMIC CO-OPERATION FUND (hereinafter referred to as "the Fund") to (Name of Borrower) (hereinafter referred to as "the Borrower") in an aggregate mount of the Loan not exceeding _______________________ Japanese Yen ((Yen) ________) as principal in accordance with the terms and conditions of Loan Agreement No.______, dated __, between the Borrower and the Fund and other agreements supplemental thereto (hereinafter referred to as "the Loan Agreement"), I, the undersigned, acting as legal counsel for the Borrower, certify as follows:

I have considered and examined, among other things, the following documents:

      (a) The Exchange of Notes between the Government of __________ and the Government of Japan, dated ______;
      (b)   The Loan Agreement;
      (c) Evidence of Authority and Specimen Signatures, dated __________, issued by__________________;
      (d)   Other documents;
      (e) All the laws and regulations in the country of the Borrower relevant to the power and authority of the Borrower to make, sign and deliver the Loan Agreement.

Based upon the foregoing, I hereby certify as follows:

1. That the Loan Agreement has been made, signed and delivered by (Name and Title of Authorized Person), who has the power and authority to make, sign and deliver under (Laws or Regulations);

                                                        Date:

2. That the Borrower is authorized to borrow foreign currency funds from abroad under (Laws or Regulations) and that the terms and conditions of the Loan Agreement are in compliance with the provisions of (Laws or Regulations);

3. That, therefore, the Loan Agreement has been duly authorized by and made, signed and delivered on behalf of the Borrower and constitutes a valid and binding obligation upon the Borrower with regard to all its terms and conditions; and

4. That the authorization and any other procedures necessary for implementation of the Loan Agreement have been duly effected and completed.

IN WITNESS WHEREOF, I, the undersigned, have hereunto set my hand and affixed my
official seal, this      day of

                                         Very truly yours,


                                         ---------------------------------------
                                         (Minister of Justice, Attorney-General
                                         or Other Competent Authority)

                                                                    (Form No. 6)

                                                        Date:
                                                        Ref. No.:

THE OVERSEAS ECONOMIC
COOPERATION FUND
Tokyo, Japan

Attention: Chairman

Gentlemen:

LEGAL OPINION ON GUARANTEE

Referring to the Guarantee given by (Name of Guarantor) in respect of the Loan extended by THE OVERSEAS ECONOMIC COOPERATION FUND (hereinafter referred to as "the Fund") to (Name of Borrower) (hereinafter referred to as "the Borrower") in an aggregate amount of the Loan not exceeding _____________ Japanese Yen ((Yen)_______) as principal in accordance with the terms and conditions of Loan Agreement No.____, dated __________ , between the Borrower and the Fund and other agreements supplemental thereto (hereinafter referred to as "the Loan Agreement"), I, the undersigned, acting as legal counsel for (Name of Guarantor) (hereinafter referred to as "the Guarantor"), certify as follows:

I have considered and examined, among other things, the following documents:

      (a) The Exchange of Notes between the Government of ________________ and the Government of Japan, dated _____________;
      (b)   The Loan Agreement;
      (c) The Guarantee, dated _______ (hereinafter referred to as "the Guarantee"); and
      (d) All the laws and regulations in the country of the Borrower relevant to the power and authority of the Guarantor to make, sign and deliver the Guarantee.

Based upon the foregoing. I hereby certify as follows:

1. That the Guarantor has the full power and authority to guarantee the Loan made by the Fund to the Borrower in accordance with the terms and conditions of the Loan Agreement under (Laws or Regulations);

                                                        Date:

2. That the Guarantee was made and signed on (Date), by (Name and Title), who is authorized to make and sign it for and on behalf of the Guarantor under (Laws or Regulations);

3. That, therefore, the Guarantee has been duly authorized by and made, signed and delivered on behalf of the Guarantor and constitutes a valid and binding obligation upon the Guarantor with regard to all its terms and conditions; and

4. That neither legislation nor any other procedure is required for the effectiveness of the Guarantee.

IN WITNESS WHEREOF, I, the undersigned, have hereunto set my hand and affixed my official seal, this _______ day of_____.

                               Very truly yours,


                                          --------------------------------------
                                          (Minister of Justice, Attorney-General
                                          or Other Competent Authority)

                         Overseas Representative Offices

BANGKOK OFFICE                                                  ISLAMABAD OFFICE
   17th Floor, Thai Farmers Bank Building, 400,                    World Bank Building, 20-A, Bank Road
   Phaholyothin Avenue, Bangkok, 10400,                            G/5-1, Islamabad, PAKISTAN
   THAILAND                                                            Telephone: Islamabad 819781~6(W.B.)
       Telephone: Bangkok 270-1001-3,                                      (ext. 409)
           271-2035, 2828, 4682                                        Telex: Call Number 9254528
       Telex: Call Number 8682968                                          Answer Back Code OECFPK
           Answer Back Code OECFBKKTH                                  Facsimile: +92-51-822546
       Facsimile: +66-2-271-3535

SEOUL OFFICE                                                     COLOMBO OFFICE
   22nd Floor, Lotte Building, 1, Sogong-Dong,                     3rd Floor, National Development Bank Building,
   Chung-ku, Seoul, Republic of KOREA                              40, Navam Mawatha, Colombo 2, SRI LANKA
   C.P.O. Box 1291, Seoul, KOREA                                      Telephone: Colombo 422255, 422260, 422264
       Telephone: Seoul 755-9042, 752-5964                            Facsimile: +94-1-422272
       Facsimile: +82-2-753-6605

JAKARTA OFFICE                                                  PARIS OFFICE
   New Summitmas 8th Floor, J1.Jenderal                            8, Rue Sainte-Anne, 75001, Paris, FRANCE
   Sudirman, Kav. 61-62, Jakarta Selatan, Jarkarta,                    Telephone: Paris 4261-4147
   INDONESIA                                                           Telex: Call Number 42214622
       Telephone: Jakarta 5200226, 5200948, 5220693, 5251350               Answer Back Code OECF 214622F
       Facsimile: +62-21-5200975                                       Facsimile: +33-1-4703-3236

MANILA OFFICE                                                   LONDON OFFICE
   25th Floor, Pacific Star Building,                              9-15, Sackville Street, London, WIX 1DE, U.K.
   Makati Ave. cor. Gil J. Puyat Ave.                                  Telephone: London (071)734-3565
   1200 Makati, Metro Manila,                                          Facsimile: +44-71-734-3569
   PHILIPPINES
       Telephone:  Manila 810-4826
       Facsimile: +63-2-815-1799

NEW DELHI OFFICE                                                NAIROBI OFFICE
   D.L.F. Centre, 2nd Floor, Sansad Marg, New Delhi,               6th Floor, International House, Mama Ngina Street,
   110001                                                          P.O. Box 49526, Nairobi, KENYA
   INDIA                                                               Telephone: Nairobi 254-2-221420, 221637
       Telephone:  New Delhi 3714362, 3714363, 3717090                 Telex: Call Number 98722094
       Telex: Call Number 813166767                                        Answer Back Code OECFKE
           Answer Back Code OECFIN                                     Facsimile: +254-2-221569
       Facsimile: +91-11-371-5066

BEIJING OFFICE                                                  CAIRO OFFICE
   1215-17, China World Trade Center,                              Nile Hilton Hotel Commercial Center,
   No. 1 Jian Guo, Men Wai Avenue, Beijing,                        No. 30 Tahrir Square, Cairo, EGYPT
   The People's Republic of CHINA                                      Telephone: Cairo 5748708, 5748709
       Telephone:  Beijing 505-1196, 1197, 4538                            Nile Hilton Cairo
       Telex: Call Number 8522694                                          765666(ext. 3031)
           Answer Back Code OECFBCN                                    Telex: Call Number 9193148
       Facsimile: +86-1-505-1198                                           Answer Back Code OECFUN
                                                                       Facsimile: +20-2-5741594

KUALA LUMPUR OFFICE                                             WASHINGTON OFFICE
   22nd Floor, UBN Tower, Letter Box No. 59                        2100 Pennsylvania Avenue, N.W.
   Jalan P. Ramlee 50250, Kuala Lumpur,                            Washington, D.C., 20037 U.S.A.
   MALAYSIA                                                            Telephone: Washington (202) 463-7492
       Telephone: Kuala Lumpur 2323255, 2322201,                       Facsimile: +1-202-463-7496
           2322202
       Facsimile: +60-3-2322115

DHAKA OFFICE                                                    SOUTH AMERICA REGIONAL OFFICE
   Sonargaon Hotel Room No.351-354                                 Edifici Torre Rio Sul,
   107, Kazi Nazrul Islam Avenue, Dhaka                            Rua Lauro Muller, 116/3005
   BANGLADESH                                                      Botafogo, Rio de Janeiro-RJ-CEP 22290-160, BRAZIL
       Telephone: Dhaka 811463, 811005,                                Telephone:  Rio de Janeiro 295-5942, 8596
           812001 (Hotel)(Ex.4351-4)                                   Telex: Call Number 2130937
           814081, 816700(Direct)                                          Answer Back Code OECFBR
                                                                       Facsimile: +55-21-295-7840

                                                                HANOI OFFICE
                                                                   5th FLOOR, 41B LY THAI TO STREET, HANOI,
                                                                   VIET NAM
                                                                       Telephone: 844-248934-6
                                                                       Facsimile: 844-248937